LORD ABBETT INVESTMENT TRUST — STRATEGIC ALLOCATION FUNDS
Lord Abbett Income Strategy Fund
Lord Abbett Balanced Strategy Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett World Growth & Income Strategy Fund

SUPPLEMENT DATED MARCH 15, 2007 TO THE
PROSPECTUS DATED JULY 1, 2006 (CLASS A, B, C, & P SHARES)
AND PROSPECTUS DATED DECEMBER 20, 2006 (CLASS Y SHARES)

As of April 1, 2007, with respect to the Income Strategy Fund, Balanced Strategy Fund, Diversified Equity Strategy Fund, and World Growth & Income Strategy Fund the “Strategic Allocation Funds”, the section in the Prospectus entitled “The Funds — Management — Investment Managers” is hereby replaced with the following:

Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund’s investments. The Statement of Additional Information contains additional information about the managers’ compensation, other accounts managed by them and their ownership of Fund shares. Lord Abbett’s Asset Allocation Committee oversees and reviews the allocation and investment of each Fund’s assets in the underlying funds.

The Asset Allocation Committee consists of the following members: Robert I. Gerber, Partner and Director of Taxable Fixed Income Management; Christopher J. Towle, Partner and Director of High Yield & Convertible Management; Harold E. Sharon, Partner and Director of International Equity; and Charles P. Massare, Partner and Director of Quantitative Research & Risk Management. Each of Mr. Gerber, Mr. Towle and Mr. Massare joined Lord Abbett in 1997, 1987 and 1998, respectively, and has been a member of the Asset Allocation Committee since 2005, except Mr. Massare, who became a member in 2006. Mr. Sharon joined Lord Abbett in 2003 and has been a member of the Asset Allocation Committee since 2005. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies; prior thereto, Mr. Sharon served as Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management. Mr. Gerber, Mr. Towle, Mr. Sharon and Mr. Massare are jointly and primarily responsible for the day-to-day management of the Funds.